UNITED STATES

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Mattel, Inc.
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Mattel, Inc. Supplemental Proxy Materials

For the Annual Meeting of Stockholders to be Held on May 21, 2015

Our Annual Meeting of Stockholders will be held on May 21, 2015. Our Board recommends that stockholders vote FOR all management proposals and AGAINST proposal 5, a stockholder proposal seeking to establish an independent board chairman. Attached is a presentation that is intended to supplement our Proxy Statement that was filed on April 9, 2015.

If you would like to discuss any of Mattel’s 2015 Annual Meeting ballot items, this presentation or any other corporate governance matters, please contact Martin Gilkes or David Zbojniewicz of our Investor Relations Department at (310) 252-2703.

Mattel, Inc.

Shareholder Outreach – 2015 Annual Meeting

M AY 2015

FORWARD-LOOKING STATEMENTS: Mattel is including this Cautionary Statement pursuant to the Private Securities Litigation Reform Act of 1995 (the “Act”). Certain statements made in this presentation may include forward-looking statements within the meaning of the Act relating to the future performance (including, without limitation, future revenues, strategies, prospects, goals, and all other statements that do not relate strictly to historical or current facts) of Mattel and its subsidiaries’ overall businesses, brands and products lines. These statements are based on currently available operating, financial, economic and other information and they are subject to a number of significant risks and uncertainties. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. A variety of factors (e.g., consumer preferences, product mix, global economic conditions) many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Some of these factors are described in the “Risk Factors” section of Mattel’s 2014 Annual Report on Form 10-K, in our 2015

Q1 Quarterly Report on Form 10-Q and in other filings Mattel makes with the SEC from time to time, as well as in Mattel’s other public statements. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so.

©2015 Mattel, Inc. All Rights Reserv ed

Executive Summary

Mattel is currently in the midst of a pivotal transformation and is demonstrating encouraging early results

Mattel’s independent, experienced and highly engaged Board has been a key agent for change, as demonstrated by our recent CEO transition

Christopher Sinclair, our recently appointed Chairman and CEO, is playing a critical leadership role in driving the execution of our strategy at both the operational and Board level

Our history of shareholder responsiveness, robust corporate governance and performance-driven compensation provides a strong foundation for our strategic transformation

Our Board believes that, at this time, the combined Chairman and CEO role best facilitates the rapid execution of Mattel’s turnaround and is in the best interests of our shareholders

The Board believes that it is important to retain the flexibility to determine the optimal leadership structure at any given time

We ask for your support at Mattel’s 2015 Annual Meeting

©2015 Mattel, Inc. All Rights Reserved

Overview of Mattel

Company Overview

- Mattel (Nasdaq: MAT) is the worldwide leader in the design, manufacture and marketing of toys and family products
- Mattel's portfolio includes some of the most iconic toy brands ever produced
- Mattel is a global organization, selling products in more than 150 countries

Selected Financial Data

(as of 9-May-2015)

Market Cap:	$9.2 Billion
FY14 Net Sales:	$6.0 Billion
FY 14 Cash from Ops:	$889 Million
FY14 Dividends:	$515 Million

Mattel's Two Complementary Businesses

Global Lifestyle Brands

Toy & Game Platforms

Shared Benefits of Scale

Global Supply Chain	Consumer / Toy Insights	Design Expertise	Commercial Excellence	High-Value Partnerships

Sources: ThomsonOne (Market Cap); Mattel 2014 Form 10-K

4

©2015 Mattel, Inc. All Rights Reserved

Mattel’s Board Has Taken Action to Turn the Business

Around

Mattel experienced significant challenges in 2013 and 2014

While the industry grew, Mattel’s product innovation was inconsistent, resulting in brand propositions that were not compelling enough to consumers and global retail execution fell short

Mattel’s Board took action to address these challenges and drive future growth by making broad changes in leadership and strategy. Over the past 6 months the Board has:

1 Transitioned Senior Management Roles. Facilitated significant change in key management roles including the appointment of a Chief Operating Officer

2 Appointed New Chairman/CEO. Named Christopher Sinclair, Mattel’s Independent

Lead Director, as Chairman and interim CEO, and subsequently determined, based on

Mr. Sinclair’s understanding of the business and plan to turn around the business, that

Mr. Sinclair was best positioned to lead Mattel as Chairman and CEO

3 Elected New Independent Board Leadership. Reinforced board independence by electing Michael Dolan as Independent Lead Director and adding Ann Lewnes as a new independent director

4 Established Robust Turnaround Strategy. An aggressive turnaround strategy is now in place to revitalize the business and drive results for shareholders

Source: Mattel 2015 Press Releases and Form 8-K Filings 5

©2015 Mattel, Inc. All Rights Reserved

Mattel’s Board and Management are Executing a Critical Turnaround

New Leadership Focused on Growth and Improved Profitability

Mattel’s management team, under the leadership of our Chairman & CEO Christopher Sinclair, is aggressively executing against our comprehensive turnaround strategy

Aligning the brands and commercial organization to re-focus on brand building, creativity, innovation and speed to market; fostering coordination between creative and commercial teams Focus on rebuilding and exploiting the franchise strength of core brands; building on heritage as entrepreneurial toy maker Accelerating pace of partnerships (inventors/innovators, content providers, strategic) – in 2015 alone, have announced partnerships and collaborations with Google / YouTube, Quirky, Nickelodeon and DC Entertainment

Aggressively pursuing two year “Funding our Future” cost savings target of $250-300MM for 2015-2016

Investing in emerging markets expansion, particularly China and Russia

While still early, there are encouraging signs in the underlying business based on Q1 2015 results

Net sales growth in constant currency

Improving global consumer takeaway in most core brands Improved retail inventory situation Solid gross margins

Appropriate growth investments to support 2015 (strategic pricing, elevated retail promotion and advertising, China and Russia investment, American Girl retail expansion and global supply chain automation) Significant progress on Funding our Future cost savings initiative to offset additional growth investments Continued commitment to sound capital deployment, including the dividend, and strong balance sheet

Source: Mattel 2015 Q1 Form 10-Q

©2015 Mattel, Inc. All Rights Reserved

Mattel’s Six Strategic Priorities

Exploiting The Franchise Strength Of Our Core Brands

Re-establishing Toy Leadership

Strengthening Our Global Supply Chain

Achieving Excellence In Our Commercial Organization

Rapidly Expanding In Emerging Markets

Continuously Driving Cost Improvement

Source: Mattel 2015 Q1 Earnings Presentation

Focus on brand management/marketing, product innovation, content and digital Adding new partnerships and collaborations to expand reach and relevance

Build on our heritage as an entrepreneurial toymaker

Greater emphasis on product invention, speed-to-market, rapid socialization, promotion and new partnerships

Aggressively reduce system costs

Maintain focus on improving quality and safety

Support system-wide improvements in speed-to-market and customer satisfaction

Expand relationships with our omni-channel partners Deliver more engaging retail experiences Drive conversion and repeat purchase

Accelerate growth in key emerging markets like China and Russia Invest in expanded sales and distribution capabilities

Targeting $250-300MM of Funding our Future cost savings for 2015-2016 Simplify organizational structure and optimize processes Restore profitability Reinvest for growth History of delivering cost savings – nearly $600MM of savings 2009 to 2014

©2015 Mattel, Inc. All Rights Reserved

Mattel’s Experienced, Independent Board

Our Board’s composition provides the Company with the independent perspectives and diverse experiences necessary for Mattel to excel during its strategic transformation

Board

90% Independence Well-Balanced Board Tenure

4 Directors

3 Directors 3 Directors

5 years 6 to 10 years >10 years

Average Director

8.4 Tenure (years)

Source: Mattel 2015 Proxy Statement

Key Board Attributes

3 new independent directors added in the past 4 years

Significant leadership experience in retail and operations, branding and marketing, and finance and accounting

Substantial number of directors with experience leading large, complex organizations

All committees are 100% independent

No overboarding

©2015 Mattel, Inc. All Rights Reserved

Mattel's New Executive and Board Leadership



Christopher A. Sinclair
CEO & Chairman

Mattel Service
- CEO of Mattel since April of 2015
- Named Chairman and interim CEO in January 2015
- Independent Lead Director 2011-15
- Joined Mattel Board in 1996

Key Experience & Qualifications
- Brings substantial global business experience to Mattel's Board as former Chairman & CEO of Pepsi-Cola Company; responsible for building Pepsi-Cola's international business
- Provides invaluable management, leadership and strategic experience across a variety of industries
- Deep understanding of Mattel's business and the toy industry and its cycles, and the operational, financial and corporate governance issues facing the Company through his tenure as a director of Mattel



Michael J. Dolan
Independent Lead Director

Mattel Service
- Named Independent Lead Director in March 2015
- Chair of the Compensation Committee
- Joined Mattel Board in 2004

Key Experience & Qualifications
- Currently serving as CEO of Bacardi Ltd, a large global consumer products company, Mr. Dolan brings leadership, finance, global retail and branding, strategic marketing and operations experience to the Board
- Brings valuable perspective on the entertainment industry through former roles as Chairman & CEO of IMG Worldwide and EVP & CFO of Viacom
- Long tenure at Young & Rubicam enables him to provide unique insights in the areas of advertising and brand building

Thoughtful & Deliberate Board Leadership Review Process

Our Board assesses its leadership structure periodically to determine the best structure to support the business under its current circumstances

→ Upon the recent CEO transition in 2015, the Board considered the structure that would best serve the interests of the Company and its shareholders

→ **In consideration of Mr. Sinclair's service as a director on Mattel's Board, and his experience in leading global, multi-brand, consumer-focused companies, the Board determined that it was most effective for him to serve as both Chairman and CEO**

→ The combined roles are counterbalanced by a very strong Independent Lead Director, who provides the same independent leadership, oversight and benefits for the Company and Board that would be provided by an independent Chairman

→ The Board believes that the combination of Chair and CEO promotes decisive, unified leadership and enhances accountability, particularly at this time in Mattel's turnaround

Source: Mattel 2015 Proxy Statement

9

©2015 Mattel, Inc. All Rights Reserved

Industry-Leading Corporate Governance

Mattel’s Strong Corporate Governance Practices Provide Effective, Independent

Board Oversight

Annual Board elections Majority voting standard

Robust Independent Lead Director role Shareholder right to call special meetings Shareholder ability to act by written consent Highly engaged and diverse Board Annual Committee evaluations

Annual review and evaluation of the CEO’s performance by independent directors Directors may be removed with or without cause Quarterly executive sessions held without the presence of management Robust director succession and search process Clawback policy applies to all executive officers No poison pill in place One share, one vote; no dual-class stock

Our Independent Lead Director is elected by our independent directors and has the following significant responsibilities:

Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors Serves as liaison between the Chairman and the independent directors Approves information sent to the Board Approves meeting agendas for the Board Approves schedules of meetings to assure that there is sufficient time for discussion of all agenda items Has the authority to call meetings of the independent directors If requested by major shareholder, ensures that he is available for consultation and direct communication

Source: Mattel 2015 Proxy Statement 10

©2015 Mattel, Inc. All Rights Reserved

Compensation Strongly Aligned with Performance

Our executive compensation programs strongly link pay and performance, and have demonstrated accountability by our Board and management team

Executive Compensation Principles

Majority of compensation is performance-based The financial interests of our NEOs and our shareholders are aligned Strong governance and best practices align with concerns of our shareholders Pay is competitive within the consumer products market to help retain and attract high caliber executive talent

2014 Compensation Payouts

No merit-based salary increases were given to NEOs in 2014 or 2015

No bonuses were earned or paid to NEOs under our annual cash incentive plan because the Company did not meet our threshold performance goals

No performance-based restricted stock units granted to NEOs under our 2014-2016 Long-Term Incentive Program (LTIP) were earned in 2014 because the Company did not meet our threshold performance goals

Source: Mattel 2015 Proxy Statement

2014 CEO Targeted vs. Realizable Compensation

Targeted

$9.0M

Realizable Compensation 64% lower than Targeted

Realizable

$3.2M (36%)

©2015 Mattel, Inc. All Rights Reserved

Our Board Recommends a Vote AGAINST Shareholder Proposal #5 Requiring the Chairman to be Independent

Part of Mattel’s Directors’ Fiduciary Duties is to Determine that the Board’s Leadership Structure is Appropriate given Mattel’s Specific Characteristics or Circumstances at the Time

The Board is best positioned to determine the optimal leadership structure at any given time since the

Board has extensive knowledge of the Company’s strategic goals, opportunities and challenges

Accordingly, it’s important for the Board to continue to determine on a case-by-case basis the most effective leadership structure for Mattel

Mattel’s Current Board Leadership Structure Best Serves Mattel and Its Shareholders

Following a thorough evaluation of our leadership structure, the Board determined that the Company and its shareholders are best served by a combined Chair/CEO role led by Christopher Sinclair, counterbalanced by a robust Independent Lead Director, Michael Dolan, to support the Company in its comprehensive turnaround strategy and position the Company for future growth

Mattel’s Board is Committed to Strong Corporate Governance and Compensation Practices and Procedures that Promote Board Independence and Effective Oversight of Management

Sound corporate governance practices and robust independent board leadership to ensure shareholders are well-represented in the boardroom (see slide 9)

Executive compensation program strongly aligns pay and performance, and has received overwhelming support from shareholders over the past several years, including more than 98% support in 2014

The Board urges a vote AGAINST the proposal as it is not in the interests of shareholders and the Company

©2015 Mattel, Inc. All Rights Reserved

We ask for your support at Mattel’s 2015 Annual Meeting:

Vote FOR Items 1-4 and AGAINST Item 5

Mattel is currently in the midst of a pivotal transformation and is demonstrating encouraging early results

Mattel’s independent, experienced and highly engaged Board has been a key agent for change, as demonstrated by our recent CEO transition

Christopher Sinclair, our recently appointed Chairman and CEO, is playing a critical leadership role in driving the execution of our strategy at both the operational and Board level

Our history of shareholder responsiveness, robust corporate governance and performance-driven compensation provides a strong foundation for our strategic transformation

Our Board believes that, at this time, the combined Chairman and CEO role best facilitates the rapid execution of Mattel’s turnaround and is in the best interests of our shareholders

The Board believes that it is important to retain the flexibility to determine the optimal leadership structure at any given time

©2015 Mattel, Inc. All Rights Reserved